Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Debt
Note 9. Debt
Debt consisted of the following:
(in thousands)	December 31, 2021	December 31, 2020
Revolving line of credit	$—	$ 1,000
Paycheck Protection Program loan	—	784
Total debt	—	1,784
Less: short-term debt	—	(1,000)
Long-term debt	$—	$ 784
On April 30, 2021, we entered into a senior secured revolving credit facility with various lenders, including Barclays Bank PLC, as an issuing lender, the swingline lender and as administrative agent (the “Credit Agreement”). The Credit Agreement has an initial three-year term and will be used for working capital and for other general corporate purposes. The Credit Agreement includes the following terms: (i) aggregate commitments of up to $100 million, with letter of credit and swingline sub-limits; (ii) a base rate of LIBOR, plus 3.25% per annum, (iii) initial commitment fees of 0.50% per annum; (iv) initial letter of credit fees of 3.25% per annum; and (v) other customary terms for a corporate revolving credit facility. We have not made any draws on the revolving credit facility as of December 31, 2021. Should LIBOR rates become unavailable during the term of the Credit Agreement, the rate per annum on loans will be based on the secured overnight financing rate (SOFR) published by the Federal Reserve Bank of New York, or a successor SOFR administrator.
The facility is secured by a first priority lien on substantially all of our assets, subject to certain exclusions, and customary guarantees. The Credit Agreement includes the following financial condition covenants that we are required to satisfy: (i) maintain a minimum liquidity limit of $125 million for each quarter; (ii) maintain a 3.75 times leverage ratio; and (iii) maintain a 1.5 times interest coverage ratio. The leverage and interest coverage ratios will be triggered when we achieve $50 million in adjusted EBITDA over a trailing twelve months, or upon our election if we have achieved positive adjusted EBITDA over a trailing twelve months. Once the leverage and interest coverage ratios are triggered the minimum liquidity limit will not have a minimum limit. Minimum liquidity includes unrestricted cash plus the undrawn balance of the revolving credit facility. The minimum liquidity covenant was the only financial condition covenant we had to satisfy as of the period ended December 31, 2021. As of December 31, 2021, we were in full compliance with our financial condition covenant.
We incurred $2.1 million of debt issuance costs relating to establishment of the Credit Agreement, which are included in “Other assets” in our Consolidated Balance Sheet. At December 31, 2021, the remaining unamortized balance was $1.6 million.
On April 30, 2020, we received a Paycheck Protection Program (“PPP”) loan pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the “CARES” Act) in the amount of $0.8 million. The PPP loan had a two-year term and a fixed interest rate of 1%. Under the terms of the CARES act, the PPP loan was eligible for forgiveness, in part or whole, if the proceeds were used to retain and pay employees and for other qualifying expenditures. On January 20, 2021, the Company received notification from the Small Business Administration that they approved the forgiveness of the full $0.8 million PPP loan. The Company recorded the forgiveness of the PPP loan as a gain on extinguishment of debt in the Consolidated Statements of Operations and Comprehensive Loss during the year ended December 31, 2021.
On June 17, 2019, the Company entered into a revolving line of credit agreement with Western Alliance Bank for a total principal amount of $1.0 million, which was to mature two years from the date of borrowing. The line of credit had a variable rate of interest, based on the prime rate as published in the Wall Street Journal, and required monthly interest payments. The prime rate at the time of borrowing was at 5.50% per annum. The outstanding balance of $1.0 million was paid in full, and the revolving credit line was closed in 2021.